SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                                 A.D.A.M., INC.
             (Exact name of registrant as specified in its charter)


           Georgia                        0-26962                  58-1878070
(State or other jurisdiction      (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


         1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia 30328-4658
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (770) 980-0888

     Item 7. Financial Statements and Exhibits

     The press release issued by A.D.A.M., Inc. on July 30, 2003 announcing its results for the second quarter of 2003 is filed herewith as Exhibit 99.1.


     Item 9. Regulation FD Disclosure and Item 12.

     Disclosure of Results of Operations and Financial Condition On July 30, 2003, A.D.A.M., Inc. issued a press release announcing its results for the quarter ended June 30, 2003. A copy of the press release is furnished as part of this report and incorporated by reference in response to Items 9 and 12 of this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   A.D.A.M., Inc.
Date: July 30, 2003          By:   /s/ ROBERT S. CRAMER, JR.
                                   -----------------------------
                                   Robert S. Cramer, Jr.
                                   Chief Executive Officer


                              By: /s/ Kevin S. Noland
                                  ------------------------------
                                  Kevin S. Noland
                                  Chief Operating Officer
                                  (acting principal financial and accounting
                                   officer)

                                  EXHIBIT INDEX




Exhibit     Exhibit Name
Number      ------------
-----

99.1        Press Release dated July 30, 2003